Secretary of State
Division of Corporations
Delivered 03:44 PM 02/11/2020
FILED 03:44 PM 02/11/2020
SR 20201004404 - File Number 7705871

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION INTO HOLDING COMPANY STRUCTURE

THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION INTO HOLDING COMPANY STRUCTURE (this "Agreement"), is between NDYN Merger Corp., a Delaware corporation ("NDYNMC"), and NDYN of Delaware, Inc. ("OPSCO"), a Delaware corporation that is a wholly-owned subsidiary of NDYN Merger Corp., as constituent corporations, and Vinings Holdings, Inc., ("Hold Co.") a Delaware corporation that is another wholly-owned subsidiary of NDYNMC, joins this Agreement, but Hold Co. is not a "constituent corporation."

WHEREAS, on the date hereof, NDYNMC has authority to issue 760,000,000 shares of stock, $0.001 par value per share, consisting of 750,000,000 common shares (the "NDYNMC Common Stock") and 10,000,000 Preferred Shares (the "NDYNMC Preferred Stock"), authorized with 249,038,025 common shares issued and outstanding and no Preferred shares issued and outstanding;

WHEREAS, on the date hereof, OPSCO has authority to issue 760,000,000 shares of stock, $0.001 par value per share, consisting of 750,000,000 common shares (the "OPSCO Common Stock") and 10,000,000 Preferred Shares (the "OPSCO Preferred Stock"), of which 1,000 shares of OPSCO Common Stock are issued, outstanding and owned by NDYNMC, and no shares of OPSCO Preferred Shares of any class or series are issued and outstanding.

WHEREAS, on the date hereof, Hold Co. has authority to issue 760,000,000 shares of stock, $0.001 par value per share, consisting of 750,000,000 common shares (the "Hold Co. Common Stock") and 10,000,000 Preferred Shares (the "Hold Co. Preferred Stock"), of which 1,000 shares of Hold Co. Common Stock are issued, outstanding and owned by NDYNMC, and no shares of Hold Co. Preferred Stock of any class or series are issued and outstanding;

WHEREAS, the respective Boards of Directors of NDYNMC and Hold Co. have determined that it is advisable and in the best interests of each of such corporations that they reorganize into a holding company structure pursuant to Section 251(g) of the Delaware General Corporation Law, pursuant to a merger (the "Reorganization Merger") between NDYNMC and OPSCO in which OPSCO would survive and become a wholly-owned subsidiary of Hold Co. by virtue of the conversion pursuant to the Reorganization Merger of each share of NDYNMC Common Stock into a share of Hold Co. Common Stock;

WHEREAS, under the respective certificate of incorporation of NDYNMC, as amended to date, and Hold Co, the NDYNMC Common Stock has the same designations, rights and powers and preferences, and the qualifications, limitations and restrictions thereof, as the Hold Co. Common Stock into which the issued and outstanding NDYNMC Common Stock will be converted therefore pursuant to the Reorganization Merger;

WHEREAS, the certificate of incorporation and bylaws of Hold Co., as the holding company immediately following the Reorganization Merger, will contain provisions identical to the certificate of incorporation and bylaws of NDYNMC, each as amended to date, immediately prior to the merger, other than such differences as are permitted by Section 251(g) of the Delaware General Corporation Law;

WHEREAS, the certificate of incorporation of NDYNMC, as amended to date, is identical

to the certificate of incorporation of OPSCO, immediately prior to the Reorganization Merger, other than such differences as are permitted by Section 251(g) of the Delaware General Corporation Law;

WHEREAS, the Boards of Directors of Hold Co., OPSCO, and NDYNMC, as sole stockholder of each of Hold Co. and OPSCO, have approved this Agreement;

WHEREAS, the Board of Directors of NDYNMC has approved this Agreement, shareholder approval not being required pursuant to Section 251(g) of the Delaware General Corporation Law;

WHEREAS, the parties hereto intend that the Reorganization Merger contemplated by this Agreement shall constitute a tax-free reorganization pursuant to Section 368(a) (1) of the Internal Revenue Code;

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, NDYNMC and OPSCO, as the constituent companies, and Hold Co., as the designated holding company, hereby agree as follows:

1. Succession.

(a) Holding Company. At the Effective Time, by virtue of the transactions described in Sections 2 and 6, Hold Co. shall become the holding company of OPSCO, the surviving corporation of the merger of NDYNMC with and into OPSCO pursuant to Section 251(g) (3) and (4) of the Delaware General Corporation Laws.

(b) Company Consolidation. At the Effective Time, the separate corporate existence of NDYNMC shall cease, and OPSCO shall succeed to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of NDYNMC, and OPSCO shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of NDYNMC, including, without limitation, all outstanding indebtedness of NDYNMC, all in the manner and as more fully set forth in Sections 251(g) and 259 of the Delaware General Corporation Laws.

2. Merger. Pursuant to the Reorganization Merger, NDYNMC shall be merged with and into OPSCO and OPSCO shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Reorganization Merger shall become effective on Feb. 28, 2020, after the filing of this Merger Agreement with the Secretary of State of the State of Delaware in accordance with Section 251(g) of the Delaware General Corporation Laws, (the "Effective Time").

3. Certificate of Incorporation of the Surviving Corporation. The certificate of incorporation of OPSCO which, as in effect immediately prior to the Effective Time, contains provision identical to the certificate of incorporation of NDYNMC, as amended and in effect immediately prior to the Effective Time, shall continue in full force and effect as the certificate of incorporation of the Surviving Corporation, except as amended as set forth below, until further amended as provided therein and under the Delaware General Corporation Laws.

(a) A new Article Sixth shall be added to the certificate of incorporation of the Surviving Corporation, which reads as follows:

> "SIXTH. Any act or transaction by or involving the Corporation, other than the election or removal of directors, that requires for its adoption under the Delaware General Corporation Law or under this Certificate of Incorporation the approval of the Corporation's stockholders shall, pursuant to Section 251(g) of the Delaware General Corporation Law, require, in addition, the approval of the stockholders of the Corporation's holding company, Vinings Holdings, Inc., or any successor by merger, by the same vote as is required by the Delaware General Corporation Law and/or by the Certificate of Incorporation of the Corporation."

4. <u>Directors</u>. The directors of NDYNMC immediately prior to the Effective Time are and shall remain the directors of the Surviving Corporation and Hold Co. immediately after the Effective Time, to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

5. <u>Officers</u>. The officers of NDYNMC immediately preceding the Effective Time are and shall remain the officers of the Surviving Corporation and Hold Co. immediately after the Effective Time, to serve at the pleasure of the board of directors of the respective corporations.

6. <u>Conversion of Securities</u>. At the Effective Time, by virtue of the Reorganization Merger and without any action on the part of the holder thereof:

(a) each share of NDYNMC Common Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and nonassessable share of Hold Co. Common Stock;

(b) each share of NDYNMC Common Stock held in the treasury of NDYNMC immediately prior to the Effective Time shall be cancelled and retired; Each share, if any of Preferred Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and non-assessable share of the same Series of Preferred Stock of Hold Co.

(c) each option, warrant, purchase right, unit or other security of NDYNMC convertible into shares of NDYNMC Common Stock shall become convertible into the same number of shares of Hold Co. Common Stock as the holder of such security would have received if the security had been converted into shares of NDYNMC Common Stock immediately prior to the Effective Time, and Hold Co. shall reserve for purposes of the exercise of such options, warrants, purchase rights, units or other securities an equal number of shares of Hold Co. Common Stock as the number of shares of NDYNMC Common Stock that NDYNMC had reserved for issuance as of the moment immediately prior to the Effective Time; and

(d) each share of OPSCO Common Stock and each share of Hold Co. Common Stock issued and outstanding in the name of NDYNMC immediately prior to the Effective Time shall be cancelled and retired and resume the status of authorized and unissued shares of OPSCO Common Stock and Hold Co. Common Stock, respectively.

7. Other Agreements to Issue Stock. At the Effective Time, Hold Co. shall assume any obligation of NDYNMC to deliver or make available shares of NDYNMC Common Stock under any agreement or employee benefit plan to which NDYNMC is a party. Any reference to NDYNMC Common Stock under any such agreement or employee benefit plan shall be deemed to be a reference to Hold Co. Common Stock and one share of Hold Co. Common Stock shall be issuable in lieu of each share of NDYNMC Common Stock required to be issued by any such agreement or employee benefit plan, subject to subsequent adjustment as provided in any such agreement or employee benefit plan.

8. Hold Co. as Successor to NDYNMC. It is the intent of the parties hereto, and the parties hereto shall ensure that Hold Co., as of the Effective Time, be deemed a "successor issuer" for purposes of Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

9. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of NDYNMC such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of NDYNMC, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of NDYNMC or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

10. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of NDYNMC Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Hold Co. Common Stock, as the case may be, into which the shares of NDYNMC Common Stock represented by such certificates have been converted as herein provided (on a one for one basis) and shall be so registered on the books and records of Hold Co. and its transfer agent; provided that Hold Co. shall, following the Effective Time, cause its transfer agent to demand that the stockholders surrender the certificates which previously represented NDYNMC Common Stock in exchange for new stock certificates representing shares of Hold Co. Common Stock. The registered owner of any previously outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Hold Co. or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Hold Co. Common Stock, as the case may be, evidenced by such outstanding certificate, as above provided.

11. Amendment. The parties hereto, by mutual consent of their respective boards of directors, may amend, modify or supplement this Agreement prior to the Effective Time.

12. Compliance with Section 251(g) of the Delaware General Corporation Law. Prior to the Effective Time, the parties hereto have taken all steps necessary to comply with Section 251(g) of the Delaware General Corporation Law, including without limitation, the following:

(a) Certificate of Incorporation and By-Laws of Surviving Corporation. At the Effective Time, the certificate of incorporation and by-laws of OPSCO shall be and are in the identical form of the certificate of incorporation and bylaws of NDYNMC, in each case as amended and in effect immediately prior to the Effective Time.

(b) Directors and Officers of Surviving Corporation. At the Effective Time, the directors and officers of NDYNMC immediately prior to the Effective Time shall be and are the directors and officers of OPSCO, in the case of directors, until their successors are elected and qualified and, in the case of officers, to serve at the pleasure of the board of directors of OPSCO.

(c) Filings. At or prior to the Effective Time, the Surviving Corporation shall cause a copy of this Agreement to be executed and filed with the Secretary of State of the State of Delaware. At or prior to the Effective Time, to the extent necessary to effectuate any amendments to the certificates of incorporation of the Surviving Corporation and Hold Co. contemplated by this Agreement, each of the Surviving Corporation and Hold Co. shall cause to be filed with the Secretary of State of the State of Delaware such certificates or documents required to give effect hereto and thereto.

13. Termination. This Agreement may be terminated, and the Reorganization Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the Boards of Directors of OPSCO and NDYNMC, by action of the Board of Directors of NDYNMC if it determines for any reason, in its sole judgment and discretion, that the consummation of the Reorganization Merger would be inadvisable or not in the best interests of NDYNMC and its stockholders.

14. Counterparts. This Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

15. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

16. Governing Laws. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

17. Effective time. The Effective Time of this Agreement shall be Feb. 28, 2020.

[Signatures to Follow on Next Page]

IN WITNESS WHEREOF, NDYNMC and OPSCO, as constituent companies, have caused this Agreement and Plan of Merger and Reorganization into Holding Company Structure to be executed and delivered effective as of the date set forth herein, and Hold Co. has joined this Agreement as the newly designated holding company for purposes of carrying out the intent of this Agreement.

NDYN MERGER CORP.,
a Delaware corporation

Name: Erik Nelson
Title: President

NDYN OF DELAWARE, INC., a Delaware corporation

Name: Erik Nelson
Title: President

VININGS HOLDINGS, INC., a Delaware corporation

Name: Erik Nelson
Title: President

CERTIFICATE OF SECRETARY
OF
NDYN MERGER CORP.

I hereby certify that the Agreement and Plan of Merger and Reorganization into Holding Company Structure has been adopted pursuant to Section 251(g) of Delaware General Corporation Laws Act as applicable and that the Resolutions of the Board of Directors authorizing the Agreement and Plan of Merger and Reorganization into Holding Company Structure have been duly adopted by the Boards of Directors as applicable.

Dated: February 12, 2020

NDYN Merger Corp.,
a Delaware Corporation

Erik S. Nelson

Erik Nelson
Secretary

CERTIFICATE OF SECRETARY
OF
NDYN of Delaware, Inc.

I hereby certify that the Agreement and Plan of Merger & Reorganization into Holding Company Structure has been adopted pursuant to Section 251(g) of Delaware General Corporation Laws Act as applicable and that the Resolutions of the Board of Directors authorizing the Agreement and Plan of Merger and Reorganization into Holding Company Structure have been duly adopted by the Boards of Directors as applicable.

Dated: February 12, 2020

NDYN of Delaware, Inc.,
a Delaware Corporation

Erik S. Nelson

Erik S. Nelson,
Title: Secretary